                                                                    EXHIBIT 10.8


                                     LEASE


                                  HARBOR DRIVE
                                 EXECUTIVE PARK

                               TABLE OF CONTENTS

ARTICLE                                                                                         PAGE
1.   PREMISES: TERM................................................................................1
2.   COMMENCEMENT OF TERM..........................................................................1
3.   SPECIAL PROVISIONS............................................................................1
4.   RENT: ADJUSTMENT OF RENT AND ADDITIONAL RENT..................................................1
5.   USE...........................................................................................3
6.   CONSTRUCTION OF BUILDINGS, ALTERATIONS, FIXTURES..............................................3
7.   REPAIRS.......................................................................................3
8.   LAW, ORDINANCES, REQUIREMENT OF PUBLIC AUTHORITIES............................................3
9.   INSURANCE.....................................................................................4
10.  DAMAGE BY FIRE OR OTHER CAUSE.................................................................4
11.  ASSIGNMENT, SUBLETTING, MORTGAGING............................................................5
12.  NO LIABILITY ON LANDLORD......................................................................5
13.  CONDEMNATION..................................................................................6
14.  ENTRY, RIGHT TO CHANGE PORTIONS OF THE PROJECT, 6
     RELOCATION....................................................................................6
15.  BANKRUPTCY....................................................................................6
16.  DEFAULT.......................................................................................7
17.  COVENANT OF QUIET ENJOYMENT...................................................................7
18.  SERVICES AND EQUIPMENT........................................................................7
19.  BROKER........................................................................................8
20.  SUBORDINATION.................................................................................8
21.  ESTOPPEL CERTIFICATE..........................................................................9
22.  SURRENDER OF PREMISES.........................................................................9
23.  RULES AND REGULATIONS.........................................................................9
24.  PERSONS BOUND.................................................................................9
25.  NOTICES.......................................................................................9
26.  SECURITY DEPOSIT..............................................................................10
27.  NO WAIVER: ENTIRE AGREEMENT...................................................................10
28.  ELECTRIC INCLUSION............................................................................10
29.  MISCELLANEOUS.................................................................................11
30.  INABILITY TO PERFORM..........................................................................11

                                                EXHIBITS:

A.   FLOOR PLAN OF DEMISED PREMISES................................................................
B.   RULES AND REGULATIONS.........................................................................

                                   LEASE

This Lease made this 28th day of May, 1996 between MARIN EXECUTIVE PARK, a general partnership existing under the laws of the State of California and having its office at One Harbor Drive, Suite 102, Sausalito, CA 94965, and hereinafter referred to as "Landlord," and UBICS, Inc., a Delaware corporation with its principal office located at 1121 Boyce Road, Pittsburgh, Pennsylvania hereinafter referred to as "Tenant". It is mutually agreed that the letting hereunder is upon and subject to the following terms, covenants and conditions and lessee covenants as a material part of the consideration for this lease, to keep and perform each and all of said terms, covenants and conditions by him to be kept or performed and that this Lease is made upon the condition of such performance.

1. PREMISES: Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, upon the terms and conditions hereof, certain space in one of the two buildings in the Project located at One Harbor Drive in the City of Sausalito, County of Marin, State of California (hereinafter called the "Project") more particularly described on Exhibit "A", (the "Demised Premises") together with the right to use, in common with others, the lobbies, elevators and other public portion of the building, subject to the provisions hereinafter set forth.

2. TERM 2.01 Provided that this lease is executed not later than 5:00 PM, Monday, May 15, 1996, the term of this Lease shall commence on June 3, 1996 and end on June 2, 1999. In the event that the lease is executed at a later date the occupancy date will be delayed one day for each day of delay in the execution date.

   2.02 If for any reason Landlord is unable to give possession of the Demised Premises on the date designated in 2.01, the rent shall not commence until possession of the Demised Premises is given or is available for occupancy by Tenant. If such failure to give possession has been caused by any act or omission on the part of the Tenant, there shall be no abatement of rent. Landlord shall not be subjected to any liability for the failure to give possession on the specified date. Failure to give possession on such specified date or failure to complete the Demised Premises on such date shall not affect the validity of this Lease or the obligations of Tenant hereunder or be deemed to extend the term of this Lease.

   2.03 Tenant shall have the right to cancel this Lease without penalty if through no fault of the Tenant, Landlord is unable to deliver possession within thirty (30) days of the specified commencement date.

3. SPECIAL PROVISIONS:

   3.01 RIGHT OF EARLY TERMINATION: Provided that Tenant is not in default of the terms and conditions of this lease, Tenant shall have a one-time right to terminate this lease at the end of the 24th full calendar month of the term by giving Landlord written notice not later than April 1, 1998. In consideration of this right to early termination Tenant will pay Landlord a cancellation fee in the amount of one month's current rent. The cancellation fee shall be paid by Tenant to Landlord on the effective date of the notice of cancellation.

   3.02. TENANT IMPROVEMENTS: Tenant accepts the premises in its current As-Is condition with the exception of paint touch up as required.

4. RENT: ADJUSTMENT OF RENT AND ADDITIONAL RENT 4.01 During the term of this Lease, Tenant covenants and agrees to pay to Landlord a rent (the "rent") at an annual rate of $58,147.20, payable in equal minimum monthly rent installments of $4,845.60, without deduction, setoff, prior notice, or demand in advance on the first day of each month, commencing on the date the term commences, and continuing during the term. Included in the annual rent herein specified is an allowance for Tenant's share of building operating expenses. This allowance is $16,5678.22 annually, or $1,380.60. Rent shall be paid to Landlord on the day the term commences at the office of the Landlord or at such other place as the Landlord may designate from time to time.

   4.02 Landlord and Tenant agree that the rent stated in Paragraph 4.01 above is the minimum rent. The minimum monthly rent is subject to adjustment as provided in paragraphs 4.03, 4.04, and 4.05. Nothing contained in any provision of this Lease however, dealing with adjustments of rent or additional rent shall be construed so as to reduce the rent below the sum set forth in 4.01. All additional costs, charges, expenses, and adjustments of rent which Tenant assumes, agrees or is obligated to pay to Landlord or others pursuant to this Lease or any other agreement shall be deemed "Additional Rent".

   4.03 Minimum Monthly Rent Adjustment: The minimum monthly rent provided for in paragraph 4.01, minus that portion of the rent which is an allowance for Tenant's share of the building operating expenses, shall be subject to adjustment on each anniversary of the commencement date of this Lease as follows:

   The base for computing the adjustment is the Consumer Price Index For All Urban Consumers, San Francisco, Oakland, California, all items (1982-84=100), as published by the United States Department of Labor, Bureau of Labor Statistics, which is published for the month nearest the date of the commencement of the term of the Lease. If the index published nearest the adjustment date has increased over the index published nearest the month of the commencement of the Lease, the minimum monthly rent for the second lease year and each following year shall be set by multiplying the minimum monthly tent set forth in paragraph 4.01 less allowance for Tenant's share of building operating expenses by a fraction, the numerator of which is the index value published nearest the adjustment date and the denominator of which is the index value published nearest the commencement of the Lease. In no case shall the minimum monthly rent be less than the minimum monthly rent set forth in paragraph 4.01. On adjustment of the minimum monthly rent as provided in this lease, the parties shall immediately execute an amendment to the lease stating the new minimum monthly rent. If the index is changed so that the base year differs from that used as of the month immediately preceding the month in which the term commences, the index shall be converted in accordance with the conversion factor published by the United States Department of Labor, Bureau of Labor Statistics. If the index is discontinued or revised during the term of the lease, such other government index or computation with which it is replaced shall he used in order to obtain substantially the same result as would be obtained if the index had not been discontinued or revised.

   4.04 Operating Expense Adjustment: On the January 1, 199_, and each year thereafter, the operating expense portion of the minimum monthly rent shall be increased by one hundred percent (100%) of any increase over the allowance for Tenant's share of building operating expenses specified in 4.01 above. Landlord will as soon as practicable, at or after the start of any calendar year, commencing January 1, 199 _, notify Tenant of the amount which Landlord reasonably estimates any anticipated increase in operating expenses for the next year and during each such year or portion thereof Tenant shall pay to Landlord as additional rent together with minimum rent, an amount per month equal to one-twelfth (1/12) of the increase, which increase shall be obtained by multiplying the estimated increase in operating expenses by a fraction, hereinafter referred to as "Tenant Proportionate Share" the numerator of which is the area of space of the Demised Premises and the denominator of which is the total area of the Project, which, for the purpose of this computation is agreed to be 1.74%. Statements of the increase in rent payable by Tenant for each year subsequent hereunder shall be given to Tenant on or before the first day of January of each year or such other date within such year as Landlord shall select.

   4.05 Within ninety (90) days after the end of each calendar year, commencing December 31, 1995, Landlord shall determine the actual operating expenses for such year, Landlord shall submit to Tenant a statement of the amount, if any, due to Landlord or Tenant under the provisions of this paragraph. If the total payments made by Tenant to Landlord on account of anticipated increased operating expenses during any such year exceed the actual amount which Tenant is obligated to pay Landlord, such excess shall be promptly credited by Landlord to Tenant. If, however, said payments made by Tenant were not sufficient to pay Tenant's proportionate share of actual operating expenses for the applicable year, then Tenant agrees to pay to Landlord the amount necessary to make up the deficiency within thirty (30) days after notice by Landlord. Tenant shall have a period of thirty (30) days from the receipt of such statement to examine and question the amount, propriety and reasonableness of the items referred to therein, and tenant, or its authorized representative, shall have the right, during reasonable business hours, to examine the records pertaining thereto at the office of Landlord, which records shall be kept at such office.

   4.06 The term "operating expenses" as used herein shall include all costs of operation and maintenance of the Project of which the Demised Premises are a part and shall include the following costs by way of illustration but not limitation:

      a) Salaries, wages, and related payroll costs;

      b) Payments made to independent contractors for maintenance or operation of the Project;

      c) The cost of all charges for gas, heat, electricity, ventilation, air conditioning and water, including sewage, furnished to the Project, including the common areas, landscaping and parking lot maintenance, together with any taxes on such utilities;

      d) The cost of all premiums for casualty, fire, liability, earthquake and property damage, rent loss, indemnification, glass and all risk insurance on the Project;

      e) The cost of all supplies (including cleaning supplies), tools, materials and equipment used in operating or maintaining the Project;

      f) All building repairs and maintenance, including reasonable reserves therefore;

      g) Management fees and expenses payable with respect to the Project;

      h) Vault taxes, sales, use and frontage taxes payable with respect to the Project;

      i) Property taxes, licenses, permits and inspection fees with respect to the Project.

   When calculating the actual operating expenses for any year, the operating costs for the base year shall be adjusted (grossed-up) to compensate for any vacancies in the building so that operating costs shall be based on a ninety-five (95%) percent occupied building and shall include (1) those costs actually incurred during that year, (2) sums needed to compensate for any vacancies in the building and (3) those additional costs that would have been incurred by Landlord for servicing a particular tenant's premises if that tenant had not furnished its own services in whole or in part during the base cost year.

   4.07 The term "property taxes" as used herein shall include all real estate taxes or personal property taxes and other taxes, charges and assessments which are levied with respect to the Project of which the Demised Premises are a part, and any improvements, fixtures and equipment and all other property of Landlord, real or personal, located in said Project and used in connection with the operation of said Project and the amount of such taxes shall be determined by applying to the assessed valuation (as finally determined, if contested) of such property on July 1 of each year the annual tax rate applicable on said July 1.

   4.08 Except as hereinafter provided, as used in this Article, "taxes" shall mean all federal, state and local taxes and assessments of every kind, nature and description, whether general, ordinary, special or extraordinary, and the water rates (or charges in lieu thereof) which Landlord shall pay or become obligated to pay because of or in connection with the ownership, leasing, management, control or operation of the Project (including the land) or of the personal property-fixtures and equipment located in or used in connection with the Project. Any special assessment or levy which is imposed upon the Project and/or the land or Landlord's interest therein and all taxes and assessments payable by Landlord under any ground or underlying lease shall be deemed to be included in the term "taxes". There shall be included in taxes for any year the amount of all fees, costs and expenses (including attorney's fees) paid by Landlord during such year in seeking or obtaining any refund or reduction of taxes. If a special assessment payable in installment is levied against the Project or the land on which the Project is situated, taxes for any year shall include only the installments of such assessment, and any interest, payable during such year. Taxes shall not include any federal, state or local, sales, use, franchise, capital stock, inheritance, general income, gift or estate taxes, except that if a change occurs in the method of taxation resulting in the substitution of any such taxes for any taxes as above defined, such substituted taxes shall be included in taxes.

   4.09 Prepaid Rent: Concurrently with Tenant's execution of this Lease, Tenant shall pay to Landlord the sum of $__________ as prepaid rent for the first month of the Lease term. If the Commencement Date shall be a date other than the first day of a calendar month, Tenant shall pay to Landlord, for the second month of lease rent, an amount equal to such proportion of a monthly rent as the number of days from and including the Commencement Date bears to the total number of days in said calendar month, and said payment shall represent the pro rata rent from the first day of the month to the end of such calendar month.

   4.10 Late Charges: Tenant hereby acknowledges that late payment by Tenant to Landlord of the minimum rent or additional rent due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such cost include, but are not limited to, loss of discounts offered by vendors for prompt payment of bills, processing and accounting charges, and late charges which may be imposed upon Landlord by terms of any ground lease (wherein the Landlord has leased the land on which the Demised Premises is situated) or mortgage or trust deed covering the Demised Premises. Accordingly, if any installment of rent or any sum due from Tenant shall not be received by Landlord or Landlord's designee after said amount is due, then Tenant shall pay to Landlord 110% of said amount, plus any attorneys' fees incurred by Landlord by reason of Tenant's failure to pay said amount when due hereunder. The parties hereby agree that such late charges represent a fair and reasonable estimate of the cost that Landlord will incur by reason of the late payment by Tenant. Acceptance of such late charges by the Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

   4.11 In the event this Lease shall terminate or come to an end on any date other than the last day of a calendar year, the amount of increase in rent payable by Tenant or decrease in rent to which Tenant is entitled during the calendar year in which said lease terminates or comes to an end shall be prorated on the basis which the number of days from the commencement of said calendar year to and including said date on which the lease terminates or comes to an end bears to 365 days and shall be due and payable when rendered notwithstanding the termination of this lease.

5. USE Tenant shall use and occupy the Demised Premises for general office and related uses and for no other purpose without the prior written consent of Landlord. Tenant shall not do or permit anything to be done in or about the Demised Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of either building or injure or annoy them or use or allow the Demised Premises to be used for any illegal purpose, nor shall Tenant cause or maintain or permit any nuisance in, on, or about the premises. Tenant shall not commit or suffer the commission of any waste in, on, or about the premises.

6. CONSTRUCTION OF BUILDINGS, ALTERATIONS, FIXTURES 6.01 Tenant shall make no alterations, installations, additions or improvements in or to the Demised Premises, including, but not limited to, removal or installation of partitions, doors, electrical installations, plumbing installations, water coolers, air-conditioning or cooling systems, units or parts thereof or other apparatus of like or other nature, whether structural or non-structural, without Landlord's prior written consent. Tenant shall be liable for the removal of any improvements made without Landlord's consent.

   6.02 Where furnished by or at the expense of Tenant (except where same is a replacement of an item furnished and paid for by Landlord or against which Tenant has received a credit), all movable property, furniture, furnishings and trade fixtures, other than those affixed to the realty so that they cannot be removed without damage, shall remain the property of Tenant, and may be removed by Tenant prior to the expiration of the term of this Lease, and, in case of damage by reason of the removal, Tenant shall restore the Demised Premises to good order and condition. In case Tenant shall decide to not remove any part of such property, Tenant shall notify Landlord in writing not less than sixty (60) days prior to the expiration of the term of this Lease specifying the items of property which Tenant has decided not to remove. If within thirty (30) days after the service of such notice Landlord shall request Tenant to remove any of said property, Tenant shall, at Tenant's expense, at or prior to the expiration of the term of this Lease, remove said property, and, in case of damage by reason of such removal, restore the Demised Premises to good order and condition. If Tenant shall fail to remove such property, Landlord may remove such property, and dispose of it or place it in storage, and restore the Demised Premises to good order and condition, and Tenant shall reimburse Landlord for Landlord's expense in connection therewith as additional rent within ten (10) days after written notice to Tenant of the amount of such expense. Any of such property not removed by Tenant shall, at the election of Landlord, be deemed to be abandoned by Tenant, and Landlord may retain or dispose of such property as Landlord shall elect, without any liability to Tenant.

   6.03 All alterations, partitions, installations, carpeting, additions or improvements upon the Demised Premises, made by either party, which are affixed to the realty shall become the property of Landlord and shall remain upon, and be surrendered with, the Demised Premises, as a part thereof, at the end of the term or renewal term, as the case may be. In the event the Landlord shall so elect, then such alterations, installations, additions or improvements made by Tenant upon the Demised Premises as the Landlord shall designate by written notice to Tenant shall be removed by the Tenant and Tenant shall restore the Demised Premises to its original condition, at Tenants sole cost and expense, and prior to the expiration of the term. If any fixture, equipment, improvement, installation or appurtenance which, as herein provided, shall be required to be removed from the Demised Premises by Tenant shall not be removed by Tenant from the Demised Premises within the time above specified therefor, the Landlord (in addition to all other rights and remedies to which Landlord may be entitled at any time) may, at its election, by written notice to such effect to Tenant, deem that the same has been abandoned by Tenant to Landlord, or Landlord may remove the same and restore the Demised Premises to its original condition at the expense of Tenant and Tenant shall reimburse Landlord for such expense, as additional rent within ten (10) days after written notice to Tenant of the amount of such expense.

7. REPAIRS 7.01 Tenant shall take good care of the Demised Premises and the fixtures, glass, appurtenances and equipment therein. All damage or injury to the Demised Premises or the building, including both structural and non-structural, or to its fixtures, window glass, plate glass (in or forming a part of the Demised Premises), appurtenances and equipment caused by tenant, its agents, contractors, employees, guests, licensees or invitees shall be repaired, restored or replaced promptly by Tenant, at its sole cost and expense. All aforesaid repairs, restorations and replacements shall be in quality and class equal to the original work or installations and shall be done in good and workmanlike manner, using prime quality materials. Tenant hereby waives all rights to terminate this Lease under end benefits of subsection 1 of Section 1932 of the Civil Code of California.

   7.02 Landlord, at its expense, shall make all structural repairs or replacements necessary in order to keep in good order and repair the exterior of the building and the public portion of the building other than those required to be made by Tenant as provided in Section 7.01 hereof. If Tenant shall by written notice to Landlord demand that Landlord shall make a repair or replacement of the kind described in the immediately preceding sentence of this paragraph 7.02, Landlord shall, within ten (10) days after receipt thereof, either commence such repair or replacement, reach agreement with Tenant upon a date such repair or replacement shall be commenced or state in writing to Tenant Landlord's reasons for not undertaking such repair or replacement. There shall be no allowance to Tenant for a diminution of rental value or interruption of business and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to business arising from Landlord, Tenant or others making any repairs, alterations, additions, improvements, restorations or replacements, in or to any portion of the building of which the Demised Premises are a part or the Demised Premises, or in or to fixtures, appurtenances or equipment thereof, and no liability upon Landlord (except for Landlord's gross negligence) for failure of Landlord or others to make any repairs, alterations, additions, improvements, restorations or replacements in or to any portion of the building or the Demised Premises or in or to fixtures, appurtenances or equipment thereof.

   7.03 If any bureau, department or official of the state, county, or city government, shall require the installation or alteration of the building or its fire protection facilities due to the Tenant's particular use of the Demised Premises or if any such installations or modifications become necessary to prevent the imposition of added insurance premiums as a result of the Tenant's particular use of the Demised Premises, Tenant, at Tenant's expense, shall promptly make such installations or modifications.

8. LAW, ORDINANCES, REQUIREMENTS OF PUBLIC AUTHORITIES 8.01 Tenant shall not do or permit to be done any act or thing in or upon the Demised Premises which will invalidate or be in conflict with the Certificate of Occupancy for the Demised Premises or the building. Tenant shall, at its expense, comply with all laws, orders, ordinances and regulation of federal, state, county, and city, or other governmental authorities and with any direction made pursuant to law by any public officer or officers which shall (with respect to the occupancy, use or manner of use of, or installations in the Demised Premises or with respect to any abatement of nuisance) impose any violation, order or duty upon Landlord or Tenant arising from, or in connection with Tenant's occupancy, use or manner of use of the Demised Premises, or any installations therein or required by reason of a breach of any of Tenant's covenants or agreements hereunder, whether or not such law, order, ordinance, regulation or direction shall be presently in effect or hereafter enacted or issued, and whether or not any work required shall be ordinary or extraordinary or foreseen or unforeseen at this time.

   8.02 If Tenant receives written notice of any violation of law, ordinance, rule, order or regulation applicable to the Demised Premises, Tenant shall give prompt notice, in writing, thereof to Landlord.

   8.03 If any governmental license or permit shall be required for the proper and lawful conduct of Tenant's business and if the failure to secure such license or permit would, in any way, affect Landlord, or the Project, Tenant, at Tenant's expense, shall duly procure and thereafter maintain such license or permit, and submit the same to inspection by Landlord. Tenant, at Tenant's expense, shall, at all times, comply with the terms and conditions of each such license or permit.

9. INSURANCE 9.01 Tenant shall not do or permit to be done any act or thing in or upon the Demised Premises which will invalidate or be in conflict with the terms of the California standard form of fire, with extended coverage, liability, boiler, sprinkler, water damage or other insurance policies covering the building of which the Demised Premises are a part and the fixtures and property therein; and shall not knowingly do or permit anything to be done in or upon the Demised Premises or bring or keep anything therein or use the Demised Premises in a manner which increases the rate of premium for any of the insurance upon the Project or on any property or equipment located therein over the rate in effect at the commencement of the term of this Lease.

    9.02 Tenant, at Tenant's own cost and expense, shall maintain comprehensive general liability insurance protecting and indemnifying Landlord and Tenant against any and all claims and liabilities for injury or damage to persons or property or for the loss of life or of property occurring upon, in or about the Demised Premises, and the public portions of the building of which the Demised Premises are a part, caused by or resulting from any act or omission of Tenant, its employees, agents, guests, invitees, contractors and subcontractors; such insurance to afford minimum protection during the term of this Lease, of not less than $300,000/$1,000,000 in respect of bodily injury or death to any one person or in respect of any one occurrence or accident, and not less than $50,000 for property damage. Tenant, at Tenant's own cost and expense, shall also maintain insurance protecting and indemnifying Landlord and Tenant against any and all claims and liability for damage to or loss of Tenant's fixtures and contents occurring upon, in or about the Demised Premises to the extent of the full insurable value of such fixtures and contents. All such insurance shall be effected under valid and enforceable policies (which may cover the Demised Premises and other locations); shall be issued by insurers of recognized responsibility; and shall contain a provision whereby the insurer agrees not to cancel the insurance nor reduce the limits of liability thereunder without ten (10) days written notice to Landlord.

    On or before the Commencement Date, Tenant shall furnish Landlord with a certificate, evidencing the aforesaid insurance coverage, and renewal policies or certificates therefor shall be furnished to Landlord at least thirty (30) days prior to the expiration date of each policy for which a certificate was theretofore furnished.

    9.03 Landlord shall cause each insurance policy carried by Landlord insuring the Demised Premises against loss, and Tenant shall cause each insurance policy carried by Tenant and insuring the Demised Premises and its fixtures and contents against loss, to be written in a manner so as to provide that the insurance company waives all right of recovery by way of subrogation against Landlord or Tenant in connection with any loss or damage covered by any such policies. Neither party shall be liable to the other for any loss or damage caused by fire or any of the risks enumerated in its policies, provided such waiver was obtainable at the time of such loss or damage. However, if such waiver cannot be obtained, or is obtainable only by the payment of an additional premium charge above that charged by companies carrying such insurance without such waiver of subrogation, the party undertaking to obtain such waiver shall notify the other party of such fact and such other party shall have a period of ten (10) days after the giving of such notice either to: (a) place such insurance in companies which are reasonably satisfactory to the other party and will carry such insurance with waiver of such subrogation, or (b) agree to pay such additional premium if such policy is obtainable at additional cost (in the case of Tenant, pro rata in proportion of Tenant's rentable area to the total rentable area covered by such insurance). If neither "(a)" nor "(b)" is done, this section shall be null and void for so long as either such waiver cannot be obtained or the party in whose favor a waiver of subrogation is desired shall refuse to pay the additional premium charge. If the release of either Landlord or Tenant, as set forth in the second sentence of this section shall contravene any law with respect to exculpatory agreements, the liability of the party in question shall be deemed not released but no action or rights shall be sought or enforced against such party unless and until all rights and remedies against the latter's insurer are exhausted and the latter party shall be unable to collect such insurance proceeds.

10. DAMAGE BY FIRE OR OTHER CAUSE 10.01 If the Demised Premises or any part thereof shall be damaged by fire or other insurance casualty and Tenant shall give prompt written notice thereof to Landlord, Landlord shall, if in the reasonable opinion Landlord restoration of the Demised Premises can be accomplished within a period of ninety (90) days (working during normal working hours), proceed with reasonable diligence to repair or cause to be repaired such damage. If the Demised Premises, or any part thereof, shall be rendered untenantable by reason of such damage, and such damage shall not be due to the fault of Tenant, its agents, contractors, employees, guests, invitees or licensees, the rent hereunder, or an amount thereof apportioned according to the area of the Demised Premises so rendered untenantable (if less than the entire Demised Premises shall be so rendered untenantable), shall be abated for a period from the date of such damage to the date when the damage shall have been repaired as aforesaid. If Landlord, or any mortgagee of any mortgage to which this Lease is subordinate shall be unable to collect the insurance proceeds (including rent insurance proceeds) applicable to such damage because of some action or inaction on the part of Tenant, or the agents, contractors, employees, guests or invitees, licensees or Tenant, the cost of repairing such damage shall be paid by Tenant and there shall be no abatement of rent.

    10.02 Except as provided in Section 10.01, Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting in any way from damage from fire or other casualty or the repair thereof.

    10.03 Notwithstanding the above sections, in the event:

    (i) the building of which the Demised Premises are a part shall be so damaged by such fire or other casualty that substantial alteration or reconstruction of the building shall, in Landlord's opinion, be required to restore the use and habitability of the building which cannot be readily accomplished within ninety (90) days (whether or not the Demised Premises shall have been damaged by such fire or other casualty), or

    (ii) the Demised Premises are totally, or substantially damaged or are rendered wholly or substantially untenantable, such that they could not reasonably be restored within ninety (90) days, or

    (iii) there is any damage to the Demised Premises within the last year of the term hereof when the cost of repair exceeds $50,000,

    then Landlord may, at its option, terminate this Lease and the term and estate hereby granted, by notifying Tenant, in writing, of such termination, within ninety (90) days after the date of such damage.

    In the event that such notice of termination shall be given, this Lease and the term and estate hereby granted shall expire as of the date of termination specified in such notice of termination with the same effect as if that were the date hereinbefore set for the expiration of this term of this Lease, and the rent and additional rent hereunder shall be apportioned as of such date.

    10.04 Except as may be provided in Section 9.03, nothing herein contained shall relieve Tenant from any liability to Landlord or to its insurers in connection with any damage to the Demised Premises or the building by fire or other casualty if Tenant shall be legally liable in such respect.

    10.05 Landlord's obligation to restore or rebuild the Demised Premises shall not include the repair, reconstruction or replacement of any fixtures, improvements, personal property or decorations of Tenant whether or not Tenant has received an allowance therefor.

11. ASSIGNMENT, SUBLETTING, MORTGAGING 11.01 Tenant agrees, for Tenant and its heirs, executors, administrators, legal representatives, successors, and assigns, that neither this Lease nor the term and estate hereby granted, nor any part thereof, will be assigned, mortgaged, pledged, encumbered or otherwise transferred, by operation of law or otherwise, and that neither the Demised Premises, nor any part thereof, will be sublet or advertised for subletting or occupied, by anyone other than Tenant. The transfer of


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
    controlling interest by or of a corporate tenant, or of a major partnership interest of a partnership tenant, shall not be deemed an assignment for purposes of this Article.

    11.02 if this Lease is assigned or if the Demised Premises or any part thereof is sublet or occupied by anyone other than Tenant, Landlord may collect rent, additional rent and other charges from the assignee, sublessee or occupant, and apply the net amount collected to the rent, additional rent and other charges herein provided, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of the covenant by Tenant under this Article 11, nor shall the same be deemed the acceptance of the assignee, sublessee or occupant as a tenant, or a release of Tenant from the further performance on the part of Tenant herein contained.

    11.03 The consent by Landlord to an assignment or subletting shall not relieve Tenant or the assignee from obtaining the express consent, in writing, of Landlord to any further assignment or subletting.

    11.04 Each permitted assignee or transferee shall assume and be deemed to have assumed this Lease and shall remain liable jointly and severally with Tenant for the payment of the rent and additional rent and for the due performance of and compliance with all the terms covenants, conditions and agreements herein contained on Tenant's part to be performed or complied with for the term of this Lease. No assignment shall be binding on Landlord unless such assignee or Tenant shall deliver to Landlord a duplicate original of the instrument of assignment which contains a covenant of assumption by the assignee of all of the obligations aforesaid and shall obtain from Landlord written consent prior thereto.

    11.05 In the event Tenant desires to assign this Lease or sublet all or any portion of the Demised Premises, Tenant shall provide Landlord with written notice thereof sixty (60) days prior to the date when Tenant desires to assign the Lease or sublet the Demised Premises and as part of said notice give Landlord an accurate description of that portion of the Demised Premises (if less than the entire Demised Premises) which Tenant desires to vacate.

    11.06 After notice in accordance with provision of Section 11.05, Landlord shall have an irrevocable option to cancel this Lease for that portion of the Demised Premises which Tenant desires to vacate. Such option shall expire upon the earlier of (a) the date Landlord notifies Tenant, in writing, that it chooses not to exercise its option; or (b) sixty (60) days following the service of Tenant's notice.

    11.07 If Landlord decides to exercise its option to cancel this Lease in whole or in part, Landlord shall prepare appropriate agreement which shall fix a date for Tenant to surrender the Demised Premises in whole or in part, which date shall not be later than ninety (90) days following the service of tenant's notice in accordance with the terms of the Section.

    11.08 Tenant immediately and irrevocably assigns to Landlord all rent, minimum rent, additional rent or any other sum due by any subtenant from any subletting of all or a part of the premises as permitted by the Lease, and Landlord, as assignee and as attorney-in-fact for Tenant, may collect such rent.

12. NO LIABILITY ON LANDLORD 12.01 Landlord shall not be liable to Tenant for any injury or damage that may result to any person or property by or from any cause whatsoever, and without limiting the generality of the foregoing, whether caused by water leakage of any character from the roof, walls, basement or other portion of the premises, or caused by gas, fire, oil, electricity or any cause whatsoever, in, on, or about the premises or any part thereof.

    12.02 Tenant agrees to hold Landlord harmless from and defend Landlord against any and all claims or liability for any injury or damage to any person or property whatsoever: (1) occurring in, on or about the premises or any part thereof, and (2) occurring in, on or about any facilities (including, without prejudice to the generality of the term "facilities", elevators, stairways, passageways or hallways) the use of which Tenant may have in conjunction with other Tenants of the building, when such injury or damage shall be caused in part or in whole by the act, negligence or fault of, or omission of any duty with respect to the same by Tenant, his agents, servants or employees.

    12.03 Tenant shall reimburse and compensate Landlord as additional rent within thirty (30) days after rendition of a statement for all expenditures made by or damages or fines sustained or incurred by Landlord (including, but not limited to, counsel fees and disbursement incurred in connection with any action or proceeding) due to the operation of this Article or non-performance or non-compliance with or breach or failure by Tenant to observe any term, covenant or condition of this Lease. Tenant agrees that its sole remedies in cases where Landlord's reasonableness in exercising its judgment or withholding its consent or approval is applicable, if any, shall be those in the nature of an injunction, declaratory judgment, or specific performance, the rights to money damages or other remedies being hereby specifically waived.

    12.04 Notwithstanding anything to the contrary provided in this Lease or otherwise at law or in equity, there shall be absolutely no liability on the part of landlord nor any successor in interest thereto in excess of its interest in the building of which the Demised Premises are a part with respect to any of the terms, covenants and/or conditions of this Lease. In the event of a breach or default by Landlord, or any successor in interest thereof, of any of its obligations under this Lease, Tenant shall look solely to the then equity of Landlord or such successor in interest in the fee estate of Landlord in the building of which the Demised Premises are a part for the satisfaction of each and every remedy of Tenant, such exculpation of personal and additional liability in excess of such interest to be absolute and unconditional.

13. CONDEMNATION 13.01 If the whole of the Demised Premises shall be lawfully condemned or taken in any manner for any public or quasi-public use, this Lease and the term and estate hereby granted shall forthwith cease and terminate as of the date of vesting of title. If only a part of the Demised Premises shall be so condemned or taken, then, effective as of the date of vesting of title, the rent and additional rent hereunder shall be abated in an amount thereof apportioned according to the area of the Demised Premises so condemned or taken. If only a part of the building shall be so condemned or taken (whether or not the Demised Premises be affected), then (a) Landlord may, at Landlord's option, terminate this Lease and the term and estate hereby granted as of the date of such vesting of title by notifying Tenant in writing of such termination within sixty (60) days following the date on which Landlord shall have received notice of vesting of title and
    (b) if such condemnation or taking shall deprive Tenant of access to the Demised Premises and Landlord shall not have provided or undertaken to provide other means of access thereto, Tenant may at Tenant's option, by delivery of notice in writing to Landlord within sixty (60) days following the date on which Tenant shall have received notice of vesting of title, terminate this Lease and the term. If neither Landlord not Tenant elects to terminate this Lease, as aforesaid, this Lease shall be and remain unaffected by such condemnation or taking, except that the rent and additional rent shall be abated to the extent, if any, hereinbefore provided in this Article 13. If only a part of the Demised Premises shall be so condemned or taken and this Lease and the term and estate hereby granted are not terminated as hereinbefore provided, Landlord will, with reasonable diligence and at its expense, restore the remaining portion of the Demised Premises as nearly as practicable to the same condition as it was in prior to such condemnation or taking.

    13.02 In the event of any condemnation or taking hereinbefore mentioned of all or a part of the building or the Demised Premises, Landlord shall be entitled to receive the entire award in the condemnation proceeding, including any award made for the value of the estate vested by this Lease in Tenant and Tenant hereby expressly assigns to Landlord any and all right, title and interest of Tenant now or hereafter arising in or to any such award or any part thereof, and Tenant shall be entitled to receive no part of such award, In any condemnation proceeding, Tenant may submit a claim for the value of Tenant's trade fixtures so long as any award made to Tenant based upon such claim does not reduce the award otherwise payable to Landlord.

    13.03 If all or a portion of the Demised Premises shall be taken by the exercise of the right of eminent domain for occupancy for a limited period, this Lease shall continue in full force and effect and Tenant shall continue to pay in full the rent, additional rent and other charges herein reserved, without reduction or abatement, and Tenant shall be entitled to receive, for itself, so much of any award or payment made for such use as is equal to actual payments made by Tenant to Landlord during such temporary taking, except as hereinafter provided. If the taking is for a period not extending beyond the term of this Lease and if such award or payment is made in a lump sum, Landlord shall receive out of such lump sum an amount equal to the total of the rent, additional rent and other charges due to Landlord or to be paid by Tenant under the terms of this Lease for the period of such taking, and the same shall be held by Landlord as a fund which Landlord shall apply from time to time to the payments due to Landlord from Tenant under the terms of this Lease, and the balance of such sum shall be paid to Tenant if the taking is for a period extending beyond the term of this Lease, and if such award or payment is made in a lump sum, such award or payment shall be apportioned between Landlord and Tenant as of the stated expiration date of such term and Tenant's share thereof shall then be paid and applied in accordance with the previous sentence hereof. If such taking results in changes or alterations in the Demised Premises, then Tenant at the termination of such taking shall, at its expense, restore the Demised Premises to its former condition from such award or payment payable to Tenant, or such portion thereof necessary to cover the expenses of such restoration.

14. ENTRY, RIGHT TO CHANGE PORTIONS OF THE PROJECT, RELOCATION 14.01 Landlord reserves the right, from time to time to make changes, alterations, additions, improvements, repairs or replacements in or to either building, and the fixtures and equipment thereof, and the operation of such equipment, as well as in or to the street entrance, lobbies, halls, washrooms, passages, elevators, stairways and other parts thereof, and to erect, maintain and use pipes, ducts and conduits in and through the Demised Premises, all as Landlord may deem necessary or desirable.

    14.02 Landlord may enter the premises at reasonable hours to (a) inspect the same, (b) exhibit the same to prospective purchasers, lenders or tenants,
    (c) determine whether Tenant is complying with all its obligations hereunder, (d) supply janitor service and any other service to be provided by Landlord to Tenant hereunder, (e) post notices of non-responsibility, and
    (f) make repairs required by Landlord under the terms hereof or repairs to any adjoining space or utility services or make repairs, alterations or improvements to any other portion of either building, provided, however, that all such work shall be done as promptly as reasonably possible and so as to cause as little interference to Tenant as reasonably possible. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Demised Premises or any other loss occasioned by such entry. Landlord shall at all times have and retain a key with which to unlock all of the doors in, on or about the Demised Premises (excluding Tenant's vaults, safes and similar areas designated in writing by Tenant in advance), and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency in order to obtain entry to the Demised Premises, and any entry to the Demised Premises obtained by Landlord by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into or a detainer of the Demised Premises or an eviction, actual or constructive, of Tenant from the Demised Premises, or any portion thereof.

    14.03 Landlord may permit access to the Demised Premises and open the same, upon demand of any officer entitled to, or reasonably purporting to be entitled to, such access for any lawful purpose or upon demand of any representative of the fire, police, building, sanitation or other department of the city, state or federal government.

    14.04 Landlord shall have the full right at any time to name and change the name of the Project and to change the designated address of the building of which the Demised Premises are a part. The Project or building may be named after any person, firm, or otherwise, whether or not such name is. or resembles. the name of a tenant.

    14.05 Landlord may relocate Tenant within the Project upon giving Tenant ninety (90) days written notice provided the new premises are as large or larger than the Demised Premises in Exhibit "A", the new premises are built out to provide substantially the same configuration of offices and equal or better improvements, fixtures, and amenities, and provided that the rent shall be the same as for the original premises and Landlord shall pay all costs reasonably necessary to accomplish the relocation. Tenant's use of premises will not be interrupted during normal business hours.

15. BANKRUPTCY 15.01 If at any time prior to the date herein fixed as the Commencement Date there shall be filed by or against Tenant in any court pursuant to any statute either of the United States or of any state a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of Tenant's property, and within thirty (30) days thereof Tenant fails to secure a discharge thereof, or if Tenant makes an assignment for the benefit of creditors, or petitions for or enters into any arrangement with creditors or admits, in writing, its inability to pay its debts as they mature, this Lease shall ipso facto be canceled and terminated, in which event neither Tenant nor any person claiming through or under Tenant or by virtue of any statute or of an order of any court shall be entitled to possession of the Demised Premises and Landlord, in addition to other rights and remedies given by virtue of any statute or rule of law, may retain as liquidated damages any rent, security, deposit or monies received by it from Tenant or others in behalf of Tenant upon the execution hereof.

16. DEFAULT 16.01 The occurrence of any one or more of the following events ("default") shall constitute a breach of this Lease by Tenant: (a) if Tenant shall fail to pay any rent when and as the same becomes due and payable; or
    (b) if Tenant shall fail to pay any other sum when as the same becomes due and payable and such failure shall continue for more than 15 days, or (c) if Tenant shall fail to perform or observe any other term hereof or of the rules and regulations described in Exhibit "B" to be performed or observed by Tenant, such failure shall continue for more than thirty (30) days after written notice thereof to Tenant from Landlord, and Tenant shall not within such period commence with due diligence and dispatch the curing of such default, or, having so commenced, shall thereafter fail or neglect to prosecute or complete with due diligence and dispatch the curing of such default; (d) if Tenant shall make a general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due or shall file a petition in bankruptcy, or shall be adjudicated as bankrupt or insolvent, or shall file a petition in any proceeding seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, or shall file an answer admitting or fail timely to contest the material allegations of a petition filed against it in any such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Tenant or any material part of its properties; or
    (e) if within ninety (90) days after the commencement of any proceeding against Tenant seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceeding shall not have been dismissed, or if, within ninety (90) days after the appointment without the consent or acquiescence of

    Tenant, of any trustee, receiver or liquidator of Tenant or of any material part of its properties, such appointment shall not have been vacated; of (f) if this Lease or any estate of Tenant hereunder shall be levied upon under any attachment or execution and such attachment or execution is not vacated within ten (10) days.

    16.02 If an event of default shall occur, Landlord at any time thereafter may give a written termination notice to Tenant, and on the date specified in such notice (which shall not be less than three (3) days after giving of such notice) Tenant's right to possession shall terminate and this Lease shall terminate, unless on or before such date all arrears of rental and all other sums payable by Tenant under this lease and all costs and expenses incurred by or on behalf of Landlord hereunder shall have been paid by Tenant and all other breaches of this Lease by Tenant at the time existing shall have been fully remedied to the satisfaction of Landlord. Upon such termination, Landlord may recover from Tenant: (a) the worth at the time of award of the unpaid rental which had been earned at the time of termination;
    (b) the worth at the time of award of the amount by which the unpaid rental which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; (c) the worth at the time of award of the amount by which the unpaid rental for the balance of the term of this Lease after the time of award exceeds the amount of such loss that Tenant proves could be reasonably avoided; and (d) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom. The "worth at the time of award" of the amounts referred to in clauses (a) and (b) above is computed by allowing interest at the rate of ten percent (10%) per annum or, if a higher rate is legally permissible, at the highest rate legally permitted. The "worth at the time of award" of the amounts referred to in clause (c) above is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

    16.03 Even though Tenant has breached this Lease and abandoned the Demised Premises, this Lease shall continue in effect for so long as Landlord does not terminate tenant's right to possession, and Landlord may enforce all its rights and remedies under this Lease, including the right to recover the rent as it becomes due under this Lease. Acts of maintenance or preservation or efforts to re-lease the premises or the appointment of a receiver upon initiative of Landlord to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession.

    16.04 The remedies provided for in this Lease are in addition to any other remedies available to Landlord in equity by statute or otherwise.

    16.05 All agreements and provisions to be performed by Tenant under any of the terms of this Lease shall be at its sole cost and expense and without any abatement of rent. If Tenant shall fail to pay any sum of money, other than rent, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder and such failure shall continue for thirty (30) days after notice thereof by Landlord, Landlord may, but shall not be obligated so to do, and without waiving or releasing Tenant from any obligations of Tenant, make any such payment or perform any such other act on Tenant's part to be made or performed as in this Lease provided. All sums so paid by Landlord and all necessary incidental costs shall be deemed additional rent hereunder and shall be payable to landlord on demand, and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of the nonpayment thereof by Tenant as in the case of default by Tenant in the payment of rent.

    16.06 If as a result of any breach or default in the performance of any of the provisions of this Lease, Landlord uses the services of an attorney in order to secure compliance with such provisions or recover damages therefor, or to terminate this Lease or evict Tenant, Tenant shall reimburse Landlord upon demand for any and all attorneys' fees and expenses so incurred by Landlord, provided that if Tenant shall be the prevailing party in any legal action brought by Landlord against Tenant, Tenant shall be entitled to recover for the fees of its attorneys in such amount as the court may adjudge reasonable.

17. COVENANT OF QUIET ENJOYMENT 17.01 Landlord covenants that upon Tenant paying the rent and additional rent and observing and performing all the terms, agreements, covenants, provisions and conditions of this Lease on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the Demised premises, subject nevertheless to the terms and conditions of this Lease and provided, however, that Tenant's leasehold is subordinate to any ground leases, underlying leases and mortgages now or hereinafter constituting a lien against the Project of which the Demised Premises forms a part. This covenant shall bind and be enforceable against Landlord or any successor to Landlord's interest, subject to the terms hereof, only so long as Landlord or any successor to Landlord's interest, is in possession and is collecting rent from Tenant but not thereafter.

    17.02 In the event of a sale or conveyance by Landlord of the building containing the Demised Premises, the same shall operate to release Landlord from any future liability upon any of the covenants or conditions, expressed or implied, herein contained in favor of Tenant, and is such event Tenant agrees to look solely to the responsibility of the successor in interest of Landlord in and to this Lease.

18. SERVICES AND EQUIPMENT 18.01 Provided the Tenant shall not be in default hereunder, and subject to the provisions elsewhere herein contained, the Landlord agrees to:

    (a) Furnish to the Demised Premises during ordinary business hours of generally recognized business days, to be determined by Landlord and subject to the rules and regulations of the building of which the Demised Premises are a part, water and electricity suitable for the intended use of the Demised Premises, heat and air conditioning required in Landlord's judgment for the comfortable use and occupation of the Demised Premises, janitorial service, and elevator service which shall mean service either by non-attended automatic elevators or elevators with attendants, either of both, at the option of the Landlord. Tenant agrees at all times to cooperate fully with Landlord and to abide by all the regulations and requirements which Landlord may prescribe for the proper functioning and protection of said heating, ventilating, and air-conditioning system. Landlord shall not be liable for, and Tenant shall not be entitled to any abatement or reduction of rent by reason of Landlord's failure to furnish any of the foregoing when such failure is caused by accident, breakage, repairs, strikes, lockouts or other labor disturbances or labor disputes of any character, or by any other cause, similar or dissimilar beyond the reasonable control of Landlord. Landlord shall not be liable under any circumstances for loss of or injury to property, however occurring, through or in connection with or incidental to failure to furnish any of the foregoing. Whenever heat-generating machines or equipment are used in the Demised Premises which affect the temperature otherwise maintained by the air-conditioning system, Landlord reserves the right to install supplementary air conditioning units in the Demised Premises and the cost thereof, including the cost of installation and the cost of operation and maintenance thereof, shall be paid by Tenant to Landlord upon demand by Landlord. Tenant will not without the written consent of Landlord use any apparatus or device in the Demised Premises, including but without limitation thereto, electronic data processing machines, using current in excess of 110 volts, which will in any way increase the amount of electricity or water, usually furnished or supplied for use of the Demised Premises as general office space; nor connect with electric current, except through existing electrical outlets in the Demised Premises, or water pipes (if any there be), any apparatus or device for the purposes of using electrical current or water or air. If Tenant shall require water or electric current in excess of that usually furnished or supplied for use of the Demised Premises as general office space, Tenant shall first procure the consent of Landlord to the use thereof, and Landlord may cause a water meter or electric meter to be installed in the Demised Premises so as to measure the amount of water and electric current consumed for any such other use. The cost of any such meters and of


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
    installation, maintenance, and repair thereof shall be paid for by Tenant and Tenant agrees to pay to Landlord promptly upon demand therefor by Landlord for all such additional water and electric current consumed, as shown by said meters, at the rates charged for such services by the local utility, as the case may be, furnishing the same, plus any additional expense incurred in keeping account of the water and electric current so consumed.

    (b) Maintain and keep in good order and repair the central air-conditioning, heating and ventilating system installed by Landlord. The aforesaid system will be operated by Landlord during the applicable seasons on Mondays through Fridays, holidays excepted, and shall be in operation from 8 a.m. to 6 p.m. Landlord will not be responsible for the failure of the air-conditioning system if such failure results from the occupancy of the Demised Premises by more than an average of one person for each 100 square feet of if Tenant installs and operates machines, lighting and appliances the total connected electrical load of which exceeds 2 volt-amperes per square foot of area of the Demised Premises

    (c) Provide standard office cleaning services, Mondays through Fridays, holidays excepted. "Holidays" shall be deemed to mean all Federal holidays, State holidays and Building Service Employees Union contract holidays now or hereafter in effect. A list of such days shall be published by Landlord annually.

    (d) Furnish hot and cold water for lavatory and drinking and office cleaning purposes. If Tenant requires, uses or consumes water for any other purposes, Tenant agrees that Landlord may install a meter or meters or other means to measure Tenant's water consumption, and Tenant further agrees to reimburse Landlord for the cost of the meter or meters and the installation thereof, and to pay for the maintenance of said meter equipment and/or to pay Landlord's cost of other means of measuring such cost of all water consumed as measured by said meter or meters or as otherwise measured, including sewer fees.

    18.02 Tenant shall pay to Landlord the cost of removal of Tenant's refuse and rubbish from the building other than ordinary refuse and rubbish normally generated as a result of the permitted use. Bills for the same shall be rendered by Landlord to Tenant at such time as Landlord may elect and shall be due and payable when rendered, and the amount of such bills shall be deemed to be, and be paid, as additional rent.

    18.03 Landlord makes no representations as the habitability of the Demised Premises at times other than the service hours referred to in Section 18.01
    (b). Landlord reserves the right to stop service of the air-conditioning, heating, elevator, plumbing and electric systems, and other services when necessary, by reason of accident, or emergency, or for repairs, alterations, replacements or improvements, in the judgment of Landlord desirable or necessary to be made, until said repairs, alterations, replacements or improvements shall have been completed, and Landlord shall have no responsibility or liability for failure to supply air-conditioning, heating, elevator, plumbing and electric systems, and other services during said period or when prevented from so doing by strikes, lockouts, difficulty of obtaining materials, accidents or by any cause beyond Landlord's control, or by laws, orders or regulations of any federal, state or municipal authority, or failure of electricity, water, stem, coal, oil or other suitable fuel or power supply, or inability by exercise of reasonable diligence to obtain electricity, water steam, coal, oil or other suitable fuel or power. No diminution or abatement of rent or additional rent shall or will be claimed by Tenant as a result therefrom, nor shall this Lease or any of the obligations of Tenant be affected or reduced by reason of such interruption, curtailment or suspension.

    18.04 Tenant agrees to cause all windows in the Demised Premises to be kept closed whenever the air-cooling system is in operation and agrees, at all times, to cooperate with Landlord and to abide by all requirements which Landlord may prescribe for the proper protection and functioning of its air-cooling and heating system.

19. BROKER Tenant warrants and represents that the only broker(s) who negotiated and brought about this transaction was (were) None, as Landlord's representative and None as Tenant's representative and Landlord agrees to pay a commission therefor as per separate agreement. Tenant agrees to indemnify and save Landlord harmless from and against any and all cost, liability or expense, including reasonable attorney's fee other than the claim of the above named broker(s) incurred as a result of the assertion by any person, firm or entity that he or it is due a commission, a finder's fee or any other compensation in connection with this Lease as a result of the acts of Tenant or any of its employees, agents or representatives. The indemnity set forth herein shall survive the expiration or sooner termination of the term hereof.

20. SUBORDINATION 20.01 This Lease is subject and subordinate to all present and future ground and underlying leases affecting all or any part of the land or the buildings and to all mortgages which may now or hereafter be placed on or affect such leases, and (to the extent Landlord may request), the real property of which the Demised Premises forms a part or parts of such real property, or any interest in such real property, and to each advance made or hereafter to be made and to all renewals, modifications, replacements, substitutions, additions and extension of such ground or underlying leases or mortgages. In confirmation of such subordination, Tenant shall execute and deliver promptly any certificate that Landlord or its successors in interest may request. Tenant hereby constitutes and appoints Landlord as Tenant's attorney-in-fact to execute and deliver any such certificate or certificates for and on behalf of Tenant. Notwithstanding any provision in this Lease or any separate agreement with Tenant, Tenant covenants and agrees that Tenant shall not do any act that would constitute a default or breach of any ground or underlying lease or mortgage to which this Lease is subordinate.

    20.02 Tenant agrees that, except during the last year of the term hereof, this Lease may not be modified or amended so as to reduce the rent, shorten the term, cancel this Lease or otherwise adversely affect the rights of the Landlord hereunder, without, in each instance, the prior written consent of the holder of any mortgage to which this Lease is subordinate.

    20.03 At the option of any ground lessor and/or mortgagee, Tenant agrees that neither the cancellation nor termination of said ground or underlying lease to which this Lease is subject and subordinate, nor any foreclosure of a mortgage affecting the Demised Premises, nor the institution of any suit, action, summary or other proceeding against the Landlord herein or any successor Landlord, or any foreclosure proceeding brought by the holder of any such mortgage to recover possession of such property, shall by operation of law or otherwise result in cancellation or termination of this Lease or the obligations of the Tenant hereunder, and upon the request of any such ground lessor, or the holder of such mortgage, or the tenant under such new ground or underlying lease, Tenant covenants and agrees to execute an instrument in writing satisfactory to such party or parties or to the purchaser of the mortgaged premises in foreclosure whereby Tenant attorns to such in interest.

    20.04 In the event of any act or omission by Landlord which would give Tenant the right to terminate this Lease or claim a partial or total eviction, or make and claim against Landlord for the payment of money, Tenant will not exercise such right until it has given written notice by certified mail of such act or omission to the Landlord; and the holder of any leasehold mortgage, the holder of any fee mortgage, and any ground lessor as to whom Landlord has instructed Tenant in writing to give copies of all of Tenant's notice to Landlord; and a reasonable period for remedying such act or omission shall have elapsed following the giving of such notices, during which such parties or any of them with reasonable diligence following the giving of such notice, has not commenced and continued to remedy such act or omission or to cause the same to be remedied. Nothing herein contained shall be deemed to create any rights in Tenant not specifically granted in the Lease or under any applicable provision of law.

21. ESTOPPEL CERTIFICATE Tenant agrees, at any time, and from time to time, upon not less than ten (10) days' prior written notice by Landlord to Tenant, to execute, acknowledge and deliver to Landlord, a statement in writing addressed to Landlord certifying that this Lease is unmodified and in full force and effect, or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications, stating the dates to which the rent, additional rent and other charges have been paid, and stating whether or not to the best knowledge of the signer of such certificate, there exists any default by either party in the performance of any covenant, agreement, term, provision or condition contained in this Lease, and, if so, specifying each such default of which the signer may have knowledge, it being intended that any such statement delivered pursuant hereto may be relied upon by Landlord or a purchaser of Landlord's interest and by any mortgagee or prospective mortgagee of any mortgage affecting the building of which the Demised Premises are a part or the building and the land, an by any Landlord or prospective Landlord under a ground or underlying lease affecting the land or building, or both, and by any mortgagee or prospective mortgagee of any such ground or underlying lease.

22. SURRENDER OF PREMISES Upon the expiration or other termination of the term of this Lease, Tenant shall quit and surrender the Demised Premises in good order and condition, ordinary wear and tear and damage by fire or other insured casualty excepted, and shall remove all its property therefrom, except as otherwise provided in this Lease. Tenant's obligation to observe and perform this covenant shall survive the expiration or other termination of the term of this Lease. If the Tenant holds over after expiration of this lease then the rent shall be 150% the last due rent under this lease Pro rata for each day of hold over.

23. RULES AND REGULATIONS Tenant, its contractors, employees, agents, visitors, guests and licensees shall faithfully observe and comply with the rules and regulations set forth in Exhibit "B" annexed hereto and hereby made a part hereof and such additional reasonable rules and regulations as Landlord hereafter at any time or from time to time may make and may communicate in writing to Tenant, which, in the judgment of Landlord, shall be necessary or desirable for the reputation, safety, care or appearance of the Project, or the preservation of good order therein, or the operation or maintenance of the Project, or the equipment thereof, or the comfort of tenants and others in the building of which the Demised Premises are a part, provided, however, that in the case of any conflict between the provisions of this Lease and any such rules or regulations, the provisions of this Lease shall control, and provided further that nothing contained in this Lease shall be construed to impose upon Landlord any duty or obligation to enforce the rules and regulations or the terms, covenants or conditions in any other lease as against any other tenant and provided further that Landlord shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors, invitees, subtenants or licensees.

24. PERSONS BOUND The covenants, agreements, terms, provisions and conditions of this Lease shall bind and inure to the benefit of the respective heirs, distributees, executors, administrators, successors, assigns and legal representatives of the parties hereto with the same effect as if mentioned in each instance where a party hereto is named or referred to, except that no violation of the provisions of Article 11 hereof shall operate to vest any rights in any successor, assignee or legal representative of Tenant and that the provisions of this Article 24 shall not be construed as modifying the conditions of limitation contained in Article 15 and 16 hereof. It is understood and agreed, however, that the covenants and obligations on the part of Landlord under this Lease shall not be binding upon Landlord herein named with respect to any period subsequent to the transfer of its interest in the Project or any part thereof, by operation of law or otherwise, and that in the event of such transfer or any subsequent transfer Tenant agrees to look solely to the transferee for the performance of said covenants and obligations.

25. NOTICES Any notice, request or demand permitted or required to be given by the terms and provisions of this Lease, or by any law or governmental regulation, either by Landlord to Tenant or by Tenant to Landlord, shall be in writing. Unless otherwise required by such law or regulation such notice, request or demand shall be given, and shall be deemed to have been served and given by Landlord and received by Tenant, when Landlord shall have deposited such notice, request or demand by registered or certified mail, return receipt requested, in either case, enclosed in a securely closed postpaid wrapper, in a United States Government general or branch post office, addressed to Tenant at the Demised Premises. Such notice, request or demand shall be given, and shall be deemed to have been served and given by Tenant and received by Landlord, when Tenant shall have deposited such notice, request or demand and duplicates thereof by registered or certified mail enclosed in securely closed postpaid wrappers in such a post office addressed to Landlord as stated below. Either party may, by notice as aforesaid, designate a different address or addresses for notices, requests or demands to it.

        LANDLORD:                                    TENANT:
        Marina Executive Park                        UBICS, INC.
        One Harbor Drive, Suite 102                  One Harbor Drive, Suite 102
        Sausalito, CA 94965                          Sausalito, CA 94965

26. SECURITY DEPOSIT Tenant has paid Landlord upon the delivery of this Lease the sum of $4,845.60,as security for the full and faithful performance by Tenant of each and every term, provision, covenant and condition of this Lease. If Tenant defaults in respect of any of the terms, provisions, covenants and conditions of this Lease, including but not limited to payment of rent and additional rent, Landlord may, but shall not be required to, use, apply or retain the whole or any part of the security for the payments of any rent and additional rent or for any other sum which Landlord may expend or be required to expend by reason of Tenant's default, including any damages or deficiency in the re-leasing of the Demised Premises, whether such damages or deficiency accrue before or after summary proceedings or other re-entry by Landlord. If Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Lease, the security, or any balance thereof, shall be returned to Tenant after the time fixed as the expiration of the herein term and after the removal of Tenant and surrender of possession of the Demised Premises to Landlord. Whenever and as often as the amount of the security held by Landlord shall be diminished by Landlord's application thereof in accordance with the provisions hereof, Tenant shall, within 10 days after Landlord's request therefor deposit additional money with Landlord sufficient to restore the security to its original amount of $4,845.60.

    In the absence of evidence satisfactory to Landlord of an assignment of the right to receive the security, or the remaining balance thereof, Landlord may return the security to the original Tenant, regardless of one or more assignments of the Lease. If at the commencement of the term herein demised there is in the possession of Landlord any security fund deposited under the terms of a pre-existing lease which under the terms of such pre-existing lease would be returnable to Tenant, said fund shall be retained by landlord on account of the security herein provided for, and Tenant shall deposit with Landlord the difference, if any, between the amount of the security herein provided for and the amount of such security fund. In case of a sale or transfer of the fee of the Project, or any cessation of Landlord's interest therein, whether in whole or in part, Landlord may pay over any unapplied part of said security to the succeeding owner of the Project and from and after such payment Landlord shall be relieved of all liability with respect thereto. The provisions of the preceding sentence shall apply to every subsequent sale or transfer of the fee of the Project, and any successor of Landlord may, upon a sale, transfer, or other cessation of the interest of such successor in the Project, whether in whole or in part, pay over any unapplied part of said security to the successor owner and shall thereupon be relieved of all liability with respect thereto.

    upon a sale, transfer, or other cessation of the interest of such successor in the Project, whether in whole or in part, pay over any unapplied part of said security to the successor owner and shall thereupon be relieved of all liability with respect thereto.

27. NO WAIVER: ENTIRE AGREEMENT 27.01 The failure of Landlord to seek redress for violation of, or to insist upon the strict performance of any covenant, agreement, term, provision or condition of this Lease, or any of the rules set forth in Exhibit "B" annexed hereto shall not constitute a waiver thereof and Landlord shall have all remedies provided herein and by applicable law with respect to any subsequent act which would have originally constituted a violation. The receipt by Landlord of rent and additional rent with knowledge of the breach of any covenant, agreement, term, provision or condition of this Lease shall not be deemed a waiver of such breach. No provision of this Lease shall be deemed to have been waived by Landlord unless such waiver be in writing signed by Landlord. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of such rent or additional rent or other charge owing by Tenant, as Landlord shall elect, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent or additional rent be deemed binding on Landlord or an accord and satisfaction, and Landlord may accept such check or payment without prejudice to landlord's right to recover the balance of the rent, additional rent or other charge owing by Tenant, and to pursue each and every remedy in this Lease or by law provided. The receipt and retention by Landlord of rent or additional rent from anyone other than Tenant shall not be deemed a waiver by Landlord of any breach by Tenant of any covenant, agreement, term, provision or condition herein contained, or the acceptance of such other person as a tenant, or a release of Tenant from the further performance by Tenant of the covenants, agreements, terms, provisions and conditions herein contained. It is specifically understood and acknowledged by the Tenant that the failure of landlord to bill or collect rent and additional rent in a timely fashion shall not be construed as a waiver of Landlord's right to collect said rent or additional rent at any time during the lease term or any time thereafter.

    27.02 This Lease with the schedules, riders, addenda, and exhibits, if any, annexed hereto contains the entire agreement between Landlord and Tenant, and any agreement hereafter made between Landlord and Tenant shall be ineffective to change, modify, waive, release, discharge, terminate or effect a surrender or abandonment of this Lease, in whole or in part, unless such agreement is in writing and signed by the party against whom enforcement is sought. If Tenant shall have any right to an extension or renewal of the term, or any right to lease other space from Landlord, Landlord's exercise of Landlord's right to terminate this Lease shall operate, ipso facto, to terminate such renewal, extension or other right, whether or not theretofore exercised by Tenant. Any option on the part of Tenant herein contained for an extension or renewal hereof shall not be deemed to give Tenant any option for a further extension beyond the first renewal or extended term.

    27.03 No act or thing done by Landlord or Landlord's agents during the term hereof shall constitute an eviction by Landlord, nor shall be deemed an acceptance of a surrender of the Demised Premises, and no agreement to accept such surrender shall be valid unless in writing signed by Landlord. No employee of Landlord or of Landlord's agents shall have any power to accept the keys of the Demised Premised prior to the termination of the Lease. The delivery of keys to an employee of Landlord or of Landlord's agents shall not operate as a termination of the Lease or a surrender of the Demised Premises. In the event of Tenant at any time desiring to have Landlord sublet the Demised Premises for Tenant's account, Landlord or Landlord's agents are authorized to receive said keys for such purposes without releasing Tenant from any of the obligations under this Lease, and Tenant hereby relieves Landlord of any liability for loss of or damage to any of Tenant's effects in connection with such subletting.

28. ELECTRIC INCLUSION 28.01 Landlord shall furnish the electric energy that Tenant shall require in the Demised Premises on a rent inclusion basis. That is, there shall be no charge to Tenant for such electric energy by way of measuring the same on any meter or otherwise, such electric energy being included in Landlord's services which are covered by the rent reserved hereunder. The amount included in the rent is based upon normal office use of electric energy between the hours of 8:00 a.m. and 6:00 p.m., Mondays through Fridays, holidays excepted. Landlord shall not be liable in any way to Tenant for any failure or defect in the supply or character of electric energy furnished to the Demised Premises by reason of any requirement, act or omission of the public utility serving the building with electricity or for any other reason enumerated in Article 28 hereof.

    28.02 Subject to the terms of Section 28.03 hereof, Tenant covenants and agrees that at no time will the total connected electrical load in the Demised Premises exceed two (2) volt-amperes per square foot of the Demised Premises.

    28.03 Tenant's use of electric energy in the Demised Premises shall not at any time exceed the capacity of any of the electrical conductors and equipment in the Demised Premises. In order to insure that such capacity is not exceeded and to avert possible adverse effect upon the building electric service, Tenant shall not, without Landlord's prior written consent in each instance, connect any fixtures, appliances or equipment (other than lamps, typewriters and similar small office machines) to the building's electric distribution system of the Demised Premises. Should Landlord grant such consent, all additional wiring or equipment required therefor shall be provided by Landlord and the cost thereof shall be paid by Tenant within ten
    (10) days after being billed therefor. As a condition to granting such consent, Landlord may require Tenant to agree to an increase in the rent by an amount which will reflect the value to Tenant of the additional service to be furnished by Landlord, that is, the potential additional energy to be made available to Tenant based upon the estimated additional capacity of such additional wiring or other equipment. If Landlord and Tenant cannot agree thereon, such amount shall be determined by a reputable, independent electrical engineer, to be selected by Landlord and paid equally by both parties. When the amount of such increase is so determined, the parties shall execute an agreement supplementary hereto to reflect such increase in the amount of rent stated in this Lease.

    28.04 Landlord reserves the right upon giving thirty (30) days written notice to have the Demised Premises separately metered and thereafter to require the Tenant to pay the utility company directly for the separately measured service. Landlord will credit against Tenant's rent the amount of such payments made in so far as such expense is within the normal office electric usage permitted under this Lease.

29. MISCELLANEOUS 29.01 Taking possession of the Demised Premises by Tenant shall be conclusive that Tenant accepts the same and that the Demised Premises are in good and satisfactory condition. Tenant agrees that neither Landlord, nor any broker, Landlord's agent, employee or representative of Landlord nor any other party has made, and Tenant does not rely on, any representations, warranties or promises with respect to the Demised Premises or this Lease, except as herein expressly set forth, and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this Lease.

    29.02 The article headings of this Lease are for convenience only and shall not limit or define the meaning or content hereof. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons may require.

    29.03 Additional Definitions: If the term "Tenant" as used in this Lease refers to more than one person, then, as used in this Lease, said term shall be deemed to include all of such persons or any of them; if any of the obligations of Tenant under this Lease is guaranteed, the term "Tenant" as used in Article 15 shall be deemed to mean the Tenant, the guarantor, or either of them; and if this Lease shall have

    29.04 Landlord reserves the right from time to time to establish, modify and enforce reasonable rules and regulations with respect to the parking areas and access roads; to construct, maintain and operate lighting facilities in the parking areas; to police the same; from time to time to change the arrangement of the parking facilities; to restrict employee parking to employee parking areas; to establish and from time to time change the level of surface parking and to create sub-surface or elevated parking on the parking areas; to close, if necessary, all or any portion of the parking areas and the access roads or the minimum length of time as may in the opinion of counsel be legally sufficient to prevent a dedication thereof, or the accrual of any rights of the public therein; to close temporarily, if necessary, all or any portion of the parking areas to discourage non-tenant parking; and to do and perform such other acts in and to the parking areas and the access roads as in the use of good business judgment by Landlord will improve the convenience and use thereof.

30. INABILITY TO PERFORM 30.01 This Lease and the obligation of Tenant to pay rent and additional rent hereunder, and perform and comply with all of the other covenants and agreements hereunder on the part of Tenant to be performed or complied with, shall in nowise, be affected impaired or excused because of landlord's delay or failure to perform or comply with any of the covenants and agreements hereunder on the part of Landlord to be performed or complied with, or to furnish any service or facility, for reasons beyond the reasonable control of landlord, including, without limiting the generality of the foregoing, strikes, lock-outs or labor problems, governmental pre-emption in connection with a national emergency, or by reason of any rule, order or regulation of any department of subdivision thereof, of any governmental agency, or by reason of the conditions of supply and demand which have been or shall be affected by war or other emergency.

    30.02 11 any provision of this Lease or the application thereof to any person or circumstance shall be determined to be invalid or unenforceable, the remaining provisions of this agreement or the application of such provision to persons or circumstances other than those to which it is held invalid or unenforceable shall not be affected thereby and shall be valid and enforceable to the fullest extent permitted by law.

IN WITNESS WHEREOF, Landlord and Tenant have respectively signed and sealed this Lease as of the day and year first above written.


LANDLORD: MARIN EXECUTIVE PARK              TENANT: UBICS, Inc.

BY: /s/ ROBERT S. WELLS                     BY: /s/ HARMOHAN BEDI
    --------------------------------            --------------------------------

(Print or Type)                             (Print or Type)

Name:    Robert S. Wells                    Name:   Harmohan Bedi
      ______________________________             _______________________________

Title ______________________________        Title  Director

                          ADDENDUM TO LEASE AGREEMENT

Referring to that certain "LEASE, ONE HARBOR DRIVE", dated May 28, 1996, made between Marin Executive Park, a California general partnership, as Landlord, and UBICS, Inc., as Tenant, concerning office space leased by Tenant from Landlord at ONE HARBOR DRIVE, Sausalito, CA., (Suite 102).

Landlord and Tenant hereby agree to the following additional terms and conditions:

1. EXPANSION OF PREMISES: Tenant and Landlord agree that, on November 1, 1996, Tenant's premises will expand to include the additional area designated "Expansion Area" on the attached ADDENDUM EXHIBIT "A". The expanded area is approximately 1,198 rentable sq. ft.

2. TENANT'S PRO-RATA SHARE: Commencing November 1, 1996, Tenant's pro-rata share of the total building area, for computing Tenant's share of building operating expenses per Paragraph 4.04 of the Lease, will be 2.97% of the total project area.

3. OCCUPANCY: Tenant will occupy the Expansion Area commencing upon the completion of the tenant improvements. Landlord agrees to diligently pursue a completion of the tenant improvements by November 1, 1996. In the event that occupancy cannot be delivered by November 1, 1996, all dates of this agreement and Tenant's obligation to pay rent on the expansion will be delayed one day for each day of delay in occupancy beyond November 1, 1996. In the event that Landlord cannot deliver occupancy by November 15, 1996, Tenant, as Tenant's option, may terminate this Addendum and the lease will remain unchanged as previously written and agreed.

4. INCREASED RENTAL RATE: Commencing with the November 1, 1996 rental payment, Tenants minimum monthly rent will increase as follows:

                         Current Rent                 Expansion Area Rent                 Total Rent
                         ------------                 -------------------                 ---------
Minimum Rent              $3,465.00                   $1,868.88                           $5,333.88
Operating Expense Rent    $1,380.60                   $  826.62                           $2,207.22
- ----------------------    ---------                   ---------                           ---------
Total Monthly Rent        $4,845.60                   $2,695.50                           $7,541.10



5. TENANT IMPROVEMENTS: Landlord, at Landlord's expense, shall patch and paint all walls to smooth finish in off-white color. Landlord will open hallway to connect with Tenant's current premises. Carpets will be steam cleaned prior to occupancy.

6. SECURITY DEPOSIT: Together with this agreement, Tenant agrees to submit an additional amount of $2,695.50, which amount shall increase Tenant's security deposit to a total amount of $7,541.10.


Except for the modifications provided herein, all other terms and provisions of the lease remain in full force and effect as previously written and agreed.


LANDLORD: Marin Executive Park,                 TENANT: UBICS, Inc.
a California general partnership


by ---------------                            by /s/ HARMOHAN BEDI
   Robert S. Wells                               ---------------------------
                                                     Harmohan Bedi, Director

                                  EXHIBIT "A"

                         FLOORPLAN OF DEMISED PREMISES

                                  HARBOR DRIVE
                             EXECUTIVE OFFICE PARK

                                ONE HARBOR DRIVE
                                  FIRST FLOOR

                                  EXHIBIT "B"
                         BUILDING RULES AND REGULATIONS

1. The rights of Tenants in the entrances, corridors, elevators and escalators of either building are limited to ingress and to egress from the Tenants' Demised Premises for the Tenants and their employees, licensees and invitees, and no Tenant shall use, or permit the use of, the entrances, corridors, escalators or elevators for any other purpose. No Tenant shall invite to the Tenant's premises, or permit the visit of, persons in such numbers or under such conditions as to interfere with the use and enjoyment of any of the plazas, entrances, corridors, escalators, elevators and other facilities of either building or by other Tenants. Fire exits and stairways are for emergency use only, and they shall not be used for any other purposes by the Tenants, their employees, licensees or invitees. No Tenant shall encumber or obstruct, or permit the encumbrance or obstruction of any of the lobbies, sidewalks, plazas, entrances, corridors, escalators, elevators, fire exits, stairways or other public portions of either building. The Landlord reserves the right to control and operate the public portions of the buildings and the public facilities, as well as facilities, furnished for the common use of the Tenants, in such manner as it deems best for the benefit of the Tenants generally.

2. The Landlord may refuse admission to either building outside of ordinary business hours to any person not known to the watchman in charge or not having a pass issued by the Landlord or not properly identified, and may require all persons admitted to or leaving either building outside of ordinary business hours to register. Tenant's employees, agents and visitors shall be permitted to enter and leave either building whenever appropriate arrangements have been previously made between the Landlord and Tenant with respect thereto. Each Tenant shall be responsible for all persons for whom he requests such permission and shall be liable to the Landlord for all acts of such persons. Any person whose presence in either building shall, in the judgment of the Landlord for all acts of such persons. Any person whose presence in either building shall, in the judgment of the Landlord, be prejudicial to the safety, character, reputation and interests of either building or its tenants may be denied access to the building or may be ejected therefrom. In case of invasion, riot, public excitement or other commotion the Landlord may prevent all access to either building during the continuance of the same, by closing the doors or otherwise, for the safety of the tenants and protection of property in the buildings. The Landlord may require any person leaving either building with any package or other object to exhibit a pass from the Tenant from whose premises the package or object is being removed, but the establishment and enforcement of such requirement shall not impose any responsibility on the Landlord for the protection of any Tenant against the removal of property from the premises of the Tenant. The Landlord shall, in no way, be liable to any Tenant for damages or loss arising from the admission, exclusion or ejection of any person to or from the Tenant's Demised Premises or either building under the provisions of this rule.

3. No Tenant shall obtain or accept for use in its Demised Premises ice, drinking water, food, beverage, towel, barbering, floor polishing, lighting maintenance, cleaning, or other similar services from any persons not authorized by the Landlord in writing to furnish such services, provided always that the charges for such services by persons authorized by the Landlord are not excessive. Such services shall be furnished only at such hours in such places within the Tenant's Demised Premises and under such regulations as may be fixed by the Landlord.

4. No awnings or other projections over or around the windows other than curtains and draperies shall be installed by any tenant, and only such window coverings permitted by the Landlord shall be used in a Tenant's Demised Premises.

5. There shall not be used in any space, or in the public halls of either building, either by the tenant or by jobbers or others, in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and side guards.

6. All entrance doors in each Tenant's Demised Premises shall be left locked when the Tenant's Demised Premises are not in use. Entrance doors shall not be left open at any time. All windows in each Tenant's Demised Premises shall be kept closed at all limes and window coverings therein shall be lowered when and as reasonably required because of the position of the sun, during the operation of either building air conditioning system to cool or ventilate the Tenant's Demised Premises.

7. No noise, including the playing of any musical instruments, radio or television, which in the judgment of the Landlord might disturb other tenants in either building shall be made or permitted by any tenant, and no cooking shall be done in the Tenant's Demised Premises, except as expressly approved by the Landlord in writing. Nothing shall be done or permitted in and Tenant's Demised Premises, which would impair or interfere with either building's services or the proper and economic heating, cleaning or other servicing of either building or the Demised Premises, or the use or enjoyment by any other Tenant of any other premises, nor shall there be installed by any Tenant any ventilating, air conditioning, electrical or other equipment of any kind which, in the judgment of the Landlord, might cause any such impairment or interference. No dangerous, flammable, combustible or explosive object or material shall be brought into either building by any tenant or with the permission of any tenant.

8. No acids, vapors or other materials shall be discharged or permitted to be discharged into the waste lines, vents or flues of either building which may damage them. The water and wash closets and other plumbing fixtures in or serving any Tenant's Demised Premises shall not be used for any purpose other than the purpose for which they were designed or constructed, and nor shall sweepings, rubbish, rags acids or other foreign substances be deposited therein. All damages resulting from any misuse of the fixtures shall be borne by the tenant who, or whose servants, employees, agents, visitors or licensees, shall have caused the same.

9. No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed or printed or affixed on or to any part of the outside or inside of either building without the written consent of Landlord first had and obtained and Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice without prior notice to and at the expense of Tenant. All approved signs or lettering on doors and walls shall be primed, painted, affixed or inscribed at the expense of Tenant by a person approved of by Landlord.

10. The bulletin board or directory of either building will be provided exclusively for the display of the name and location of Tenant only and Landlord reserves the right to exclude any other names therefrom.

11. Tenant shall not alter any lock nor install any new or additional locks or any bolts on any door of the premises without written consent of the Landlord.

12. Tenant shall not overload the floor of the premises or mark, drive nails, screw or drill into the partitions, woodwork or plaster or in any way deface the premises or any part thereof, reasonable wear and tear excepted.

13. No furniture, freight or equipment of any kind shall be brought into either building without the consent of Landlord and all moving of the same into or out of either building shall be done at such time and in such manner as Landlord shall designate. Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy equipment brought into either building and also the times and manner of moving the same in and out of either building. Safes and other heavy objects shall, if considered necessary by Landlord, stand on a platform of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such safe or property from any cause, and all damage done to either building by moving or maintaining any such safe or other property shall be repaired at the expense of Tenant.

14. Tenant shall not employ any person or persons other than the janitor of landlord for the purpose of cleaning the Demised Premises unless otherwise agreed to by Landlord. Except with the written consent of Landlord no person or persons other than those approved by Landlord shall be permitted to enter either building for the purpose of cleaning the same. Tenant shall not cause any unnecessary labor by reason of Tenant's carelessness or indifference in the preservation of good order and cleanliness. Landlord shall in nowise be responsible to any tenant for any loss of property in the Demised Premises however occurring, or for any damage done to the effects of any tenant by the janitor or any other employee or any other person. Janitorial service shall include ordinary dusting and cleaning by the janitor assigned to such work and shall not include beating of carpets or rugs or moving of furniture or other special services. Janitorial service will not be furnished on nights when rooms are occupied after 9:30 p.m. Window cleaning shall be done only by Landlord, and only between 6:00 a.m. and 5:00 p.m.

15. Landlord will direct electricians as to where and how telephone and telegraph wires are to be introduced. No boring or cutting for wires will be allowed without the consent of Landlord. The location of telephones, call boxes and other office equipment affixed to the Demised Premises shall be subject to the approval of Landlord.

16. Each tenant, upon the termination of the tenancy, shall deliver to the Landlord the keys of offices, rooms and toilet rooms which shall have been furnished the Tenant or which the Tenant shall have had made, and in the event of loss of any keys so furnished, shall pay the Landlord therefor.

17. No tenant shall lay linoleum, tile, carpet or other similar floor covering so that the same shall be affixed to the floor of the Demised Premises in any manner except as approved by the Landlord. The expense of repairing any damage resulting from a violation of this rule or removal of any floor covering shall be borne by the tenant by whom, or by whose contractors, employees or invitees, the damage shall have been caused.

18. Tenant shall see that the doors of the Demised Premises are closed and securely locked before leaving and must observe strict care and caution that all water faucets or water apparatus are entirely shut off before Tenant or Tenant's employees leave, and that all electricity, gas or air shall likewise be carefully shut off, so as to prevent waste or damage, and for any default or carelessness Tenant shall make good all injuries sustained by other tenants or occupants of either building or Landlord.

19. The requirements of Tenant will be attended to only upon application at the office of the Project. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from the Landlord, and no employee will admit any person (Tenant or otherwise) to any office without specific instructions from the Landlord.

20. No pets or animals of any kind are allowed in either building at any time, with the exception of seeing eye dogs while aiding a blind person.

21. Tenants agree to follow the building guidelines for moving in or out of the building.

22. The word "building" as used herein means the building of which the Demised Premises are a part.

23. The word "Project" as used herein means the two buildings and the real property on which they are placed, more commonly known as One Harbor Drive.

24. The phrase "Demised Premises" as used herein means the actual space occupied by the Tenant or Tenant's permitted assigns.

                        2ND ADDENDUM TO LEASE AGREEMENT

Referring to that certain "LEASE, ONE HARBOR DRIVE" agreement dated May
28, 1996, between Marin Executive Park, a California general partnership, as Landlord, and UBICS, Inc., as Tenant, for office space leased by Tenant from Landlord at ONE HARBOR DRIVE, Sausalito, CA, (Suite 102).

Landlord and Tenant hereby agree to the following additional terms and conditions:

1. SUBSTITUTION OF PREMISES: Tenant and Landlord agree that, on July 15, 1997, Tenant's demised premises will change from Suite 102 at One Harbor Drive to Suite 115 at Three Harbor Drive. (See 2ND ADDENDUM, EXHIBIT "A-2".)

2. TENANT'S PRO-RATA SHARE: Commencing July 15, 1997, Tenant's pro-rata share of the total building area, for computing Tenant's pro-rata share of building operating expenses per Paragraph 4.04 of the Lease, will be 3.85%.

3. RENTAL RATE: Commencing the July 15, 1997, Tenant's monthly rent will increase to the following:
         Minimum Monthly Rent: $ 7,085.19
         Operating Expense:    $ 3,124.51
         Total:                $10,209.70

   Operating Expense adjustments and CPI increases on the minimum monthly rent shall continue as outlined in Paragraph 4 of the Lease.

4. TENANT IMPROVEMENTS: Landlord, at Landlord's expense, shall provide the following tenant improvements to Suite 115:

         A. Clean carpet
         B. Touch up wall surfaces as necessary.

5. SECURITY DEPOSIT: Together with this agreement, Tenant agrees to submit the additional amount of $2,668.60 which amount shall increase Tenant's security deposit to a total amount of $10,209.70.

6. DELETIONS AND CHANGES:
         Paragraphs 3.03 Reception Desk and 3.04 Replacement of Carpet are deleted.
         Paragraph 14.05: Change referenced exhibit to Exhibit "A-2". Paragraph 25 Notices: Change Landlord address to Three Harbor Drive, Suite 101: change Tenant address to Three Harbor Drive, Suite 115.

Except for the modifications provided herein, all other terms and provisions of the May 28, 1996 Lease remain in full force and effect as previously written and agreed.

LANDLORD: Marin Executive Park,                TENANT: UBICS, Inc.
          a California General Partnership

by  /s/ RICHARD H. MORAN                       by /s/ HARMOHARR BEDI
   ----------------------------                   ----------------------------
    Richard H. Moran, Partner                     Mr. Harmoharr Bedi, Director


Date: June 20, 1997                            Date: 06/20/97
      --------------------------               -------------------------------